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                                                                   EXHIBIT 10.7

                     IN THE UNITED STATES DISTRICT COURT
                      FOR THE WESTERN DISTRICT OF TEXAS
                            SAN ANTONIO DIVISION

50-OFF STORES, INC.                 )
   Plaintiff,                       )
                                    )
v.                                  )
                                    )
BANQUE PARIBAS (SUISSE) S.A.,       )         CIVIL ACTION NO. SA-95-CA-0159
et al.,                             )
   Defendants                       )

               ASSIGNMENT AND TRANSFER OF JUDGMENT AND CAUSE OF ACTION


STATE OF TEXAS
BEXAR COUNTY

     LOT$OFF Corporation ("LOT$OFF"), a Delaware corporation, in consideration of $1.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, by this Assignment and Transfer grants and conveys to W3 L.P., a Delaware limited partnership, (a) one hundred percent (100%) of LOT$OFF's right, title and interest in and to that certain judgment, dated December 4, 1997, rendered in favor of LOT$OFF, as plaintiff, and against The Chase Manhattan Bank, as a defendant, in Civil Action No. SA-95-CA-0159 in the United States District Court for the Western District of Texas, San Antonio Division, entitled 50-OFF STORES, INC. V. BANQUE PARIBAS (SUISSE) S.A., ET AL. ("Federal Lawsuit")(the "Judgment"), and (b) one hundred percent (100%) of LOT$OFF's right, title and interest in and to any cause of action which LOT$OFF has or may have against The Chase Manhattan Bank arising from the transaction and events which were the basis for the Federal Lawsuit (the "Cause of Action"); with the foregoing grant and conveyance made subject to (y) existing liens, claims and encumbrances on the Judgment, the Cause of Action and/or any proceeds therefrom (collectively referred to as the "Liens"), and (z) the obligations secured by or related to the Liens.

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SIGNED AND DELIVERED this 17 day of April, 1998.

                                    LOT$OFF Corporation

                                    By: /s/ Charles J. Fuhrmann II
                                        ----------------------------------
                                        Charles J. Fuhrmann II, President
                                          and Chief Executive Officer

SIGNED AND ACCEPTED this 17 day of April, 1998.

                                    W3 L.P.
                                    By: Giant Sequoia Corporation
                                         Its General Partner

                                    By: /s/ Charles J. Fuhrmann II
                                        ----------------------------------
                                        Charles J. Fuhrmann II, President


WITNESSES:

                                    /s/ Douglas R. Sims
                                    --------------------------------------
                                    Name:    Douglas R. Sims
                                    Address: 320 Shangrila Ln.
                                             New Braunfels, TX


                                    /s/ Tom Lazenby
                                    --------------------------------------
                                    Name:    Tom Lazenby
                                    Address: 1807 Split Oak
                                             San Antonio, TX

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                                ACKNOWLEDGMENT

STATE OF TEXAS
BEXAR COUNTY

     This Assignment and Transfer was acknowledged before me on April 17, 1998, by Charles J. Fuhrmann, II, as President and Chief Executive Officer of LOT$OFF Corporation and as President of Giant Sequoia Corporation the General Partner of W3 L.P.


                                    /s/ Nancy Landrebe
                                    -------------------------------------------
                                    Name:    Nancy Landrebe
                                    Notary Public in and for the State of Texas

                                    My commission expires
                                    June 13, 2000




                              CERTIFICATE OF SERVICE

     I certify that a true and correct copy of the foregoing was served by First Class Mail upon the counsel of record listed below on April 20, 1998.

     Joseph Latting, Esq.
     Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
     700 Lavaca, Suite 800
     Austin, Texas 78701-3102

     Keith E. Kaiser, Esq.
     Cox & Smith
     112 E. Pecan, Suite 1800
     San Antonio, Texas 78205-1521


                                              /s/ Saul H. Perloff
                                    -------------------------------------------
                                                Saul H. Perloff